Exhibit 10.1

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is dated as of the date set forth on the Company’s signature page hereto, by and among Lucid Diagnostics Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Tranche 1 Preferred”), and/or Series A-1 Convertible Preferred Stock, par value $0.001 per share (the “Series A Tranche 2 Preferred”), and together with the Series A Preferred, the “Series A Preferred”). Certain capitalized terms used herein have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS, in accordance with the terms and conditions set forth in the subscription package of which this Agreement forms a part (the “Subscription Package”), the Company is offering and selling shares (the “Subscription Shares”) of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share, or a separate sub-series thereof with an alternative sub-series title (Series B-1, Series B-2, etc.) and with identical terms other than as to the initial conversion price (collectively, the “Series B Preferred”), to certain accredited investors, at a price of $1,000 per share, pursuant to subscription agreements (the “Subscription Agreements”) in substantially the form attached as Exhibit A to the Subscription Package (the “Subscription Offering”); and

WHEREAS, in connection with the Subscription Offering, the Company is providing each holder of the Series A Preferred with the option to exchange shares of the Series A Preferred for shares of the Series B Preferred, on the terms and conditions set forth in this Agreement, the Subscription Agreement, and the rest of the Subscription Package, subject to, among other things, such holder satisfying the Minimum Exchange Requirements (as defined below); and

WHEREAS, the Holder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Series A Preferred set forth on the Holder’s signature page hereto (the “Outstanding Shares”); and

WHEREAS, the Holder desires to exchange (the “Exchange”) the number of its Outstanding Shares set forth under the heading “Shares Exchanged” on the signature page hereto (the “Surrendered Shares”), for the number of shares of Series B Preferred set forth under the heading “Shares Received” on the Holder’s signature page hereto, representing a number of shares equal to (a) (i) the number of shares of Common Stock into which the Surrendered Shares are convertible as of the Closing Date (as defined below), plus (ii) the number of shares of Common Stock payable as dividends with respect to Surrendered Shares if all unpaid dividends were accelerated and paid as of the Closing Date, multiplied by (b) the conversion price per share for the Exchange Shares, divided by (c) $1,000 per share, rounded to the nearest whole number of shares (the “Exchange Shares”).

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AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Definitions. For purposes of this Agreement:

“Certificate of Designations” means the Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock of Lucid Diagnostics Inc., in substantially the form attached as Exhibit D to the Subscription Package.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Deemed-Held Series A Shares” means the shares of Series A Preferred Stock then held by the Holder, together with any shares of Series A Preferred Stock previously converted by the Holder into Common Stock or previously exchanged by the Holder for shares of Series B Preferred.

“Encumbrance” means any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, transfer restriction, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Exchange Agreements” means this Agreement together with each other Exchange Agreement, in form and substance similar to this Agreement, executed in connection with the Subscription Offering.

“Holders” means the Holder hereunder together with each “Holder” under the other Exchange Agreements.

“Minimum Investment” means the purchase for cash consideration of Subscription Shares in the Subscription Offering with an aggregate purchase price equal to 50% of the aggregate purchase price of shares of Series A Preferred initially paid to the Company for the Holder’s Deemed-Held Series A Shares.

“Minimum Exchange Requirements” means the requirement that (a) the Holder is exchanging, at the Closing, a number of Surrendered Shares at least equal to the Minimum Number and (b) the Holder is purchasing for cash consideration, at the Closing, Subscription Shares with an aggregate purchase price at least equal to the Minimum Investment. For the avoidance of doubt, if a Holder fails to meet either (a) or (b) in this definition, such holder will not qualify to exchange such holder’s shares of Series A Preferred, and such Holder will only receive the Subscription Shares in the Subscription Offering.

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“Minimum Number” means a number of shares of Series A Preferred equal to 25% of the aggregate number of the Holder’s Deemed-Held Series A Shares (or 100% of the number of Outstanding Shares beneficially owned by the Holder, if the Holder previously has converted into Common Stock and/or exchanged for Series B Preferred more than 75% of the Holder’s Deemed-Held Series A Shares).

“Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, association, trust, joint venture or any other entity, or a governmental agency or political subdivision thereof.

“Securities Act” means the Securities Act of 19343, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Series B Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series B Preferred in accordance with the terms and conditions set forth in the Certificate of Designations.

“Series B Dividend Shares” means the shares of Common Stock issued or issuable to the holders of Series B Preferred as dividends in accordance with the terms and conditions set forth in the Certificate of Designations.

“VWAP” means, for any date, is the daily volume weighted average price of the security for such date on the principal trading market for such security as reported by Bloomberg L.P., based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time).

2. Securities Exchange. Subject to the terms and conditions of this Agreement, the parties agree as follows:

(a) at or prior to the Closing, the Holder shall transfer and assign to the Company all of the Holder’s right, title and interest in and to all of its Surrendered Shares, free and clear of all Encumbrances, and in furtherance of the foregoing, Holder shall deliver evidence of electronic transfer of the Surrendered Shares to the account designated by the Company or the Company’s transfer agent, as well as such other duly executed instruments and other documents reasonably requested in connection with the transfer and cancellation of the Surrendered Shares, following delivery instructions from the Company or the Company’s transfer agent; and

(b) at the Closing, the Company shall issue the applicable Exchange Shares to the Holder as consideration for the Exchange and the Holder’s delivery of the Surrendered Shares, subject to satisfaction of the Minimum Exchange Requirements.

The closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 5 and 6 (the date of the Closing, the “Closing Date”), and shall occur substantially concurrently with, and subject to, the closing of the Subscription Offering in connection with which the Holder satisfies in the Minimum Exchange Requirements. Within five business (5) business days after any Closing, the Company shall issue and deliver to the Holder a book-entry statement evidencing the Exchange Shares against delivery of the Surrendered Shares to the Company.

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3. Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company and covenants for the benefit of the Company:

(a) Organization. If the Holder is an entity, the Holder has been duly incorporated or organized and is validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation.

(b) Power and Authorization. This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c) Accredited Investor. The Holder is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

(d) No Legal, Tax or Investment Advice. The Holder is experienced in investments and business matters generally, has previously made similar investments and has such knowledge and experience in financial, tax and other business matters as to enable the Holder to evaluate the merits and risks of and to make an informed investment decision with respect to the Exchange. The Holder understands that nothing in the Subscription Package, in the reports, statements or other documents filed or furnished by the Company with the Commission, or in any other materials presented to the Holder in connection with the Exchange constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its Exchange of the Surrendered Shares for the Exchange Shares. The Holder has evaluated the tax and other consequences of the Exchange and ownership of the Exchange Shares with its tax, accounting or legal advisors, including the consequences to the Holder of the Exchange and issuance of the Exchange Shares for U.S. Federal income tax purposes. Holder acknowledges that it has not relied on any representation or warranty from the Company or any other Person in making its decision to enter into the Exchange with the Company, except as expressly set forth in this Agreement.

(e) Investment Purposes. The Holder will be acquiring the Exchange Shares for its own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws.

(f) Title to Outstanding Shares. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Outstanding Shares free and clear of all Encumbrances, and the Holder has full power and authority to transfer and dispose of the Surrendered Shares free and clear of any Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding plan, pending proposal, or other right of any person to acquire all or any of the Exchanged Shares.

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(g) Acknowledgement of Subscription Offering. The Holder understands and acknowledges that concurrently with the Exchange, the Company is issuing and selling the Series B Preferred to certain other purchasers pursuant to the Subscription Agreements in the Subscription Offering.

(h) Minimum Exchange Requirements. Each Holder represents that, to its knowledge, the number of such Holder’s Exchanged Shares is at least equal to the Minimum Shares, and the number of Subscription Shares being subscribed for by such Holder has a purchase price of at least the Minimum Investment and is being paid for by such Holder with cash consideration.

(i) Stockholder Approval and Noteholder Consent. The Holder understands and acknowledges that (A) the issuance of shares of Common Stock to the Holders, upon conversion of shares of Series B Preferred and in payment of dividends on the shares of Series B Preferred, in excess of the Primary Market Limitation (as defined in the Certificate of Designations), is conditioned upon, among other things, the receipt by the Company of approval of the stockholders of the Company (the “Stockholder Approval”), and (B) the issuance of the Subscription Shares, the Exchange Shares, the Series B Conversion Shares and the Series B Dividend Shares is conditioned upon, among other things, the receipt by the Company of approval of the holder of the Senior Secured Convertible Note issued by us on March 21, 2023 in an initial aggregate principal amount of approximately $11,111,110 (the “Noteholder Consent”).

(j) Incorporation of Representations and Warranties from Subscription Agreement. All representations and warranties made by Holder in Section 5 of the Subscription Agreement are, to the extent not otherwise expressly set forth herein, incorporated in this Section 3 by this reference and made a part hereof, mutatis mutandis to apply to the Exchange Shares and the Exchange in lieu of the Subscription Shares and the Subscription Offering.

(k) No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Holder or to any Person who may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) any securities beneficially owned by the Holder.

4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

(a) Organization. The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware. The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. The Company is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

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(b) Power and Authorization. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c) Issuance of Exchange Shares.

(i) Subject to the Noteholder Consent, the shares of Series B Preferred that represent Exchange Shares hereunder are duly authorized and, upon issuance in accordance with the terms of this Agreement and the Certificate of Designations (A) will be validly issued and free from all taxes and Encumbrances (other than restrictions on transfer contained in this Agreement, state and federal securities laws, or the Certificate of Designations), (B) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other Person and (C) will not impose personal liability on any holder thereof.

(ii) Subject to the Noteholder Consent, the Series B Conversion Shares and the Series B Dividend Shares are duly authorized and (subject to the Stockholder Approval) reserved for issuance, and, upon issuance of the Series B Dividend Shares or the Series B Conversion Shares, in each case in accordance with the terms of the Certificate of Designation, (A) will be validly issued, fully paid and non-assessable, and free from all taxes and Encumbrances (other than restrictions on transfer contained in this Agreement and state and federal securities laws), (B) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other Person, and (C) will not impose personal liability upon any holder thereof.

(d) Consents. Except for (i) the filing or furnishing of any report, statement, notice or other document prior or subsequent to the Closing Date that may be required under applicable stock exchange requirements, state securities laws, and/or federal securities laws (or comparable laws of any other jurisdiction), (ii) the Stockholder Approval and the Noteholder Consents, and (iii) the filing of the Registration Statement, no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, or instrumentality, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, the offer, issue, sale, execution or delivery of the Exchange Shares, the Series B Dividend Shares or the Series B Conversion Shares, or the performance by the Company of its obligations under this Agreement.

(e) Compliance with Securities Laws. To the extent compliance is within the Company’s control, and assuming the representations and warranties of the Holder contained herein are true, accurate, and complete in all respects, the Company has complied and will comply in all material respects with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Exchange Shares, the Series B Dividend Shares or the Series B Conversion Shares.

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(f) No Disqualification Events. No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Person listed in the first paragraph of Rule 506(d)(1), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3), is applicable.

5. Conditions Precedent to the Obligation of the Holder to Consummate the Exchange. The obligations of the Holder to consummate the transactions contemplated by this Agreement are subject to the accuracy of the representations and warranties set forth in Section 4, which shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made as of the Closing, and to the timely performance in all material respects by the Company of its covenants and obligations hereunder, and to the satisfaction or waiver prior to or at the Closing, of each of the following conditions:

(a) The Company shall have executed and delivered this Agreement.

(b) The Company shall deliver (or cause to be delivered) the applicable Exchange Shares to the Holder in accordance with the delivery terms set forth in Section 2.

(c) The Company shall have received the Noteholder Consent.

(d) The Company shall have satisfied its obligations under the Subscription Agreement.

For purposes of this Section 5, the Exchange Shares shall be deemed to have been “delivered” for purposes of this Section 5 upon the Company’s submission to its transfer agent of an irrevocable letter of instruction to issue the Exchange Shares.

6. Conditions Precedent to the Obligation of the Company to Consummate the Exchange. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the accuracy of the representations and warranties set forth in Section 3, which shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made as of the Closing, and to the timely performance in all material respects by the Holder of its covenants and obligations hereunder, and to the satisfaction or waiver prior to or at the Closing, of each of the following conditions:

(a) The Holder shall have executed and delivered this Agreement.

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(b) The Holder shall have delivered (or caused to be delivered) the Surrendered Shares, free and clear of all Encumbrances, as well as such other duly executed instruments and other documents reasonably requested in connection with the transfer and cancellation of the Surrendered Shares, in accordance with the delivery terms set forth in Section 2.

(c) The Company shall have received the Noteholder Consent.

(d) The Holder shall have satisfied the Minimum Investment Requirements.

(e) The subscription to purchase Subscription Shares shall have been accepted by the Company.

(f) The Holder shall have satisfied its obligations under the Subscription Agreement, including, without limitation, delivery of all funds in full by wire transfer from the Holder in the Subscription Offering.

7. Acceptance of Subscription Agreement. Each Holder understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject any subscription for Subscription Shares in the Subscription Offering, in whole or in part, notwithstanding prior receipt by a Holder of notice of acceptance of such subscription, and in the event the Company rejects the subscription of a Holder, the Company further has the right, in its sole discretion, to terminate this Agreement with respect to such Holder.

8. Certain Covenants.

(a) Further Assurances. The parties hereto agree to use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, to file, or cause to be filed, all documents and to do, or cause to be done, all things necessary, proper or advisable to consummate the Exchange on their account, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, consents, waivers, approvals, and authorizations.

(b) Mandatory Conversion.

(i) For the purposes of mandatory conversion of all, but not less than all, the shares of Series B Preferred issued under the Exchange Agreements pursuant to clause (iii) of the first sentence of Section 6(b) of the Certificate of Designations, a “VWAP-Based Mandatory Conversion Event” shall occur, at the election of the Company, upon written notice given to the Holders by the Company (the “Mandatory Conversion Notice”), if the VWAP of the Common Stock has been at least $8.00 per share (subject to adjustment in accordance with Section 7 of the Certificate of Designations) on twenty (20) out of thirty (30) consecutive trading days ending within fifteen (15) trading days prior to the date on which such notice is given; provided that no portion of any such 30-trading day period may occur during a Blackout Period (as defined below ); provided further that such election may not be made by the Company prior to the six-month anniversary of the Closing Date. The Mandatory Conversion Notice shall specify the date of the VWAP-Based Mandatory Conversion Event, which shall be not more than five (5) trading days after the date on which such notice is given. A “Blackout Period” shall be the period commencing on the first public announcement by the Company of a “Fundamental Transaction” (as defined in the Certificate of Designations) approved by the Company’s board of directors and ending upon the consummation or first public announcement of the abandonment of such transaction.

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(ii) If at any time prior to the VWAP-Based Mandatory Conversion Event, the Holder shall transfer, assign or otherwise dispose of all or any portion of the Exchange Shares, it shall be a condition precedent of any such transfer that the transferee agrees in writing to be bound by the terms of this Agreement and treated as a “Holder” for all purposes hereunder. The Exchange Shares shall bear a legend referring to the restrictions on transfer under this Section 8(b)(ii). Any transfer, assignment or other disposition of the Exchange Shares in violation of this provision shall be void ab initio.

(iii) If at any time prior to the VWAP-Based Mandatory Conversion Event, the Holder shall opt to convert any shares of Series B Preferred pursuant to Section 6(a) of the Certificate of Designations, such conversion shall be deemed to apply first to any shares of Series B Preferred then held by the Holder other than shares issued under the Exchange Agreements, and thereafter to the shares issued under the Exchange Agreements.

(c) Survival of Covenants. The obligations of the Company under this Section 8 shall survive the transfer of any Exchange Shares, the enforcement, amendment or waiver of any provision of this Agreement or the Certificate of Designation, and the termination of this Agreement.

9. Miscellaneous.

(a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within said State. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Entire Agreement. This Agreement, the Subscription Agreement, the Registration Rights Agreement, together with the exhibits and schedules attached hereto and thereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by the Company and the Holder. Notwithstanding the foregoing or anything else herein to the contrary, after the Closing, Section 8(b) may be amended or any provision thereof waived in whole or in part without the consent or approval of the Holder, provided that the Company obtains the written consent of the Holders of a majority of the then-outstanding shares of Series B Preferred issued under the Exchange Agreements.

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(c) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(d) Construction. For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The term “including” means “including but not limited to.” The word “or” shall not be exclusive. Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders. All references herein to articles, sections, subsections, paragraphs and exhibits and schedules shall be deemed references to articles, sections, subsections and paragraphs of, and exhibits and schedules to, this Agreement unless the context shall otherwise require. Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time. All terms defined in this Agreement shall have the defined meaning when used in any exhibit, schedule, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein. The parties acknowledge and agree that, except as specifically provided herein, they may pursue judicial remedies at law or in equity in the event of a dispute with respect to the interpretation or construction of this Agreement. This Agreement shall be interpreted and enforced in accordance with the provisions hereof without the aid of any canon, custom or rule of law requiring or suggesting construction against the party causing the drafting of the provision in question.

(e) Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed given or delivered: (i) when delivered personally; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs before the deadline imposed by that service for overnight delivery; or (iii) when transmitted, if sent by electronic mail, provided confirmation of receipt is received by the sender and the notice is sent by an additional method provided under this Agreement, in each case to the parties hereto as follows:

If to a Holder, to the mailing address or e-mail address set forth on such Holder’s signature page to this Agreement.

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If to the Company, to:

Lucid Diagnostics Inc.
360 Madison Avenue, 25th Floor
New York, NY 10017

Attention:	Dennis M. McGrath, Chief Financial Officer
Michael A. Gordon, General Counsel
E-mail:	dmm@pavmed.com
mag@pavmed.com

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

(f) Severability. In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

(g) No Third-Party Beneficiary. Nothing in this Agreement is intended or shall be construed to give any person, other than the parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

(h) WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Survival. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the Exchange Shares.

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IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first above written.

COMPANY:

LUCID DIAGNOSTICS INC.

By:
Name:
Title:

Dated:

THE HOLDER’S OMNIBUS SIGNATURE PAGE THAT IS DELIVERED IN CONNECTION WITH THE OFFERING SHALL CONSTITUTE THE HOLDER’S SIGNATURE TO THE EXCHANGE AGREEMENT.

[Company Signature Page to Exchange Agreement]